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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               F O R M  8 - K / A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                  July 3, 1996
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                                (Date of Report)



                           National City Corporation
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                             1-10074                    34-1111088
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(State or Other Jurisdiction         (Commission            (IRS Employer
     of Incorporation                File Number)           Identification No.)


    1900 East Ninth Street, Cleveland, Ohio                               44114
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(Address of Principal Executive Offices)                             (Zip Code)


                                  216-575-2000
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events
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        On July 1, 1996, National City Corporation ("National City") issued a
Press Release announcing that the Registrant has increased its quarterly cash dividend on its common stock for the second time during 1996. The new quarterly dividend of $.375 per share, up from $.36 per share previously, will be payable August 1, 1996 to stockholders of record on July 12, 1996. The new dividend indicates an annual rate of $1.50 per share, up from $1.44 previously and 15.4% higher than the $1.30 per share paid in 1995.

        National City also announced that in two weeks it will announce second quarter results, which will include National City Bank of Pennsylvania (formerly known as Integra Financial Corporation ("Integra")) for the first time. Earnings are anticipated to be up one or two cents from the $.79 per share reported in the first quarter, the eleventh consecutive quarterly increase in originally reported earnings per share.

        National City anticipates exceeding analyst's 1996 estimates by about five cents per share which means National City should also do better than the consensus forecast for National City as it stood prior to the Integra merger announcement. The consensus estimate of National City's 1996 earnings as reported by FIRST CALL on June 25 was $3.19 per share fully diluted and prior to the Integra announcement was $3.23 per share. National City completed the acquisition of Integra on May 3, 1996.

        The projected earnings for the second quarter and 1996 fiscal year are forward-looking statements. National City's actual performance and operating and financial results may differ from the projections as a result of a variety of factors, including but not limited to changes in the economy, competition, and the execution of internal business plans.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         a)     Financial Statements of business acquired:
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                None.

         b)     Pro forma financial information:
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                None.

         c)     Exhibits:
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               99.1     Press Release dated July 1, 1996 incorporated herein by
                        reference.


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                                   SIGNATURES
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        Pursuant to the requirements of the Securities Exchange Act of 1934,
National City has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 1996     By /s/ Carlton E. Langer
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                               Vice President


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